Exhibit 99.3

PHG SAN ANTONIO, LLC

FINANCIAL STATEMENTS

Year Ended December 31, 2014

TABLE OF CONTENTS

Page

INDEPENDENT AUDITORS’ REPORT	1 - 2

FINANCIAL STATEMENTS

Balance Sheet	3

Statement of Operations and Members’ Equity	4

Statement of Cash Flows	5

Notes to Financial Statements	6 - 9

INDEPENDENT AUDITORS’ REPORT

To the Members of

PHG San Antonio, LLC

Atlanta, GA

We have audited the accompanying financial statements of PHG San Antonio, LLC, (the “Company”), which comprise the balance sheet as of December 31, 2014, and the related statements of operations and members’ equity and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

INDEPENDENT AUDITORS’ REPORT

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PHG San Antonio, LLC as of December 31, 2014, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Brady Ware & Company

Atlanta, Georgia

December 7, 2015

PHG SAN ANTONIO, LLC

BALANCE SHEET

December 31, 2014

2014

ASSETS

CURRENT ASSETS
Cash	$41,365
Cash restricted for insurance and real estate tax payments	59,914
Accounts receivable, net	111,266
Inventory, net	3,190
Prepaid expenses	50,512

Total current assets	266,247

PROPERTY AND EQUIPMENT, NET	11,223,646

OTHER ASSETS
Cash restricted for repairs	470,857
Intangible assets, net	277,755
Deposits	750

749,362

$12,239,255

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$575,846
Due to member	40,000
Accrued expenses	162,701

Total current liabilities	778,547

LONG-TERM LIABILITIES
Note payable, net of current maturities	11,220,000

MEMBERS’ EQUITY	240,708

$12,239,255

See accompanying notes to financial statements.

PHG SAN ANTONIO, LLC

STATEMENT OF OPERATIONS AND MEMBERS’ EQUITY

Year Ended December 31, 2014

2014

NET REVENUES
Room revenue	$1,247,049
Food and beverage revenue	12,330
Other revenue	63,628

1,323,007

COST OF SALES	43,667

GROSS PROFIT	1,279,340

OPERATING EXPENSES
Hotel operating expenses	1,354,934
General and administrative	946,771

2,301,705

LOSS FROM OPERATIONS	(1,022,365)

OTHER INCOME (EXPENSE)
Loss on disposal of property and equipment	(253,822)
Interest expense	(539,098)
Interest income	209

(792,711)

NET LOSS	(1,815,076)

MEMBERS’ EQUITY

Beginning members’ equity	2,055,791

Distributions	(7)

Ending members’ equity	$240,708

See accompanying notes to financial statements.

PHG SAN ANTONIO, LLC

STATEMENT OF CASH FLOWS

Year Ended December 31, 2014

2014

OPERATING ACTIVITIES
Net loss	$(1,815,076)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	527,857
Amortization	32,310
Loss on disposal of assets	253,822

(1,001,087)

Changes in operating assets and liabilities:
Accounts receivable, net	6,382
Inventory, net	(1,280)
Prepaid expenses	(11,834)
Advance from member	40,000
Accounts payable	450,277
Accrued expenses	(64,025)

Net cash used by operating activities	(581,567)

INVESTING ACTIVITIES
Capital additions	(4,330,472)
Increase in restricted cash	(366,899)

Net cash used by investing activities	(4,697,371)

FINANCING ACTIVITIES
Proceeds from note payable	5,219,908
Repayments on note payable	(39,587)
Distributions to members	(7)

Net cash provided by financing activities	5,180,314

NET DECREASE IN CASH	(98,624)

CASH
Beginning of year	139,989

End of year	$41,365

See accompanying notes to financial statements.

PHG SAN ANTONIO, LLC

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations - PHG San Antonio, LLC (the “Company”) is a Georgia limited liability company formed on May 6, 2010, and organized for the purpose of purchasing and managing a hotel in San Antonio, Texas. On July 22, 2010, the Company entered into a management agreement with Peachtree Hospitality Management, LLC (the “Manager”) to act as manager and exclusive agent to manage the hotel. On July 22, 2010, the Company entered into an operating agreement with The Sheraton LLC., to operate the hotel as “Four Points by Sheraton San Antonio Airport.” Effective November 8, 2014, the Company entered into an operating agreement with Marriott to operate the hotel as “SpringHill Suites San Antonio Downtown/Riverwalk.”

Financial Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue and Cost Recognition - Revenue is generally recognized as services are performed. Revenues are primarily derived from room rentals and food and beverage sales.

Accounts Receivable - Accounts receivable consist primarily of room charges due from third party reservation agencies and individual guests. An allowance for doubtful accounts is established for possible losses on the collection of amounts based upon periodic review of credit risks. Customers not making payments in accordance with terms offered or historical practices are deemed to be past due. Accounts are written off against the allowance when management determines that probability of collection is remote.

Management has deemed no allowance was necessary at December 31, 2014.

Inventories - Inventories are valued at the lower of cost (first-in, first-out method) or market with estimates of quantities and prices used in some cases.

Property and Equipment - Property and equipment are stated at cost and depreciated over their estimated useful lives using the straight-line method. Routine repairs and maintenance are charged to expense when incurred. When property and equipment are retired or sold, the related cost and accumulated depreciation are removed from the respective accounts, and the resulting gains and losses are included in income.

The Company reviews for impairment of long-lived assets in accordance with accounting standards. These standards require companies to determine if changes in circumstances indicate that the carrying amount of its long-lived assets may not be recoverable. If a change in circumstances warrants such an evaluation, undiscounted future cash flows from the use and ultimate disposition of the asset, as well as respective market values, are estimated to determine if an impairment exists. Management believes that there has been no impairment of the carrying value of its long-lived assets at December 31, 2014.

Income Taxes - The Company is organized as a limited liability company and is treated as a partnership for tax purposes. In lieu of corporate income taxes, the member of a limited liability company is taxed on his/her proportionate share of the Company’s taxable income. Therefore, no provision of liability for federal or state income taxes has been included in these financial statements.

PHG SAN ANTONIO, LLC

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Accounting for Uncertainty in Income Taxes - The Company has adopted accounting rules that prescribe when to recognize, and how to measure, the financial statement effects of income tax positions taken, or expected to be taken, on its income tax returns. These rules require management to evaluate the likelihood that, upon examination by relevant taxing jurisdictions, those income tax positions would be sustained. Based on that evaluation, the Company only recognizes the maximum benefit of each income tax position that is more than 50% likely of being sustained. To the extent that all, or a portion of, the benefits of an income tax position are not recognized, a liability would be recognized for the unrecognized benefits, along with any interest and penalties that would result from disallowance of the position. Should any such penalties and interest be incurred, they would be recognized as operating expenses.

Based on the results of management’s evaluation, no liability has been recognized in the accompanying balance sheets for unrecognized income tax positions. Further, no interest or penalties have been accrued or charged to expense as of December 31, 2014, or for the year then ended. The federal and state income tax returns of the Company for 2011, 2012, and 2013 are subject to examination by taxing authorities, generally for three years after the due date.

Advertising - Advertising costs are expensed as incurred. Advertising expense was $12,611 for the year

2014.

Subsequent Events - In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through December 7, 2015, the date the financial statements were available to be issued.

NOTE 2 - PROPERTY AND EQUIPMENT

2014

Buildings	$8,381,053
Furniture and fixtures	1,408,391
Land	1,935,810
Land improvements	274,765

Total cost	12,000,019
Less accumulated depreciation	776,373

$11,223,646

Depreciation expense for the year 2014 was $527,857.

NOTE 3 - INTANGIBLE ASSETS

Intangible assets consist of franchise costs paid to Marriott International, Inc. and loan fees associated with the Company’s note payable. The franchise costs total $40,000 and loan fees total $248,641. These amounts are presented net of accumulated amortization of $10,886. The franchise costs are being amortized over the life of the franchise agreement which totals twenty years. Loan fees are being amortized over a period of fifteen years. Total amortization expense for 2014 was $32,310.

PHG SAN ANTONIO, LLC

NOTES TO FINANCIAL STATEMENTS

NOTE 4 - NOTES PAYABLE

2014

Note payable to a bank, secured by a building, currently requiring interest only payments. Principal payments of $12,000 a month begin in May 2016 with a lump sum of all remaining principal due at maturity on May 1, 2018. The note bears interest at LIBOR plus 6.25%, an effective rate of 6.44% at December 31, 2014.	$11,220,000

There is no current portion of the note as the first principal payments are not due until 2016. Long-term maturities of the note payable are as follows:

2016	$96,000
2017	144,000
2018	10,980,000

$11,220,000

Interest expense on notes payable was $539,098 for the year ended 2014.

NOTE 5 - RELATED PARTY TRANSACTIONS

During 2013, the Company entered into a management agreement with the Manager, an affiliated entity. In accordance with the agreement, the Manager is to receive a monthly fee of 4% of the preceding month’s gross revenues as defined in the agreement. In addition, the Manager is to receive a monthly accounting fee of $1,000. During 2014, the Manager earned management fees of $52,929 and accounting fees of $12,000. At December 31, 2014, The Company owed the Manager $112,893 in fees.

Due to member in the amount $40,000 consists of funds advanced from Peachtree Hotel Group, II, LLC. These amounts are due on demand. The Company also owed an additional $302,393 to Peachtree Hotel Group II, LLC, which is included in accounts payable at December 31, 2014.

NOTE 6 - SUPPLEMENTAL CASH FLOW INFORMATION

2014

Cash paid during the year for:

Interest	$510,429

Noncash transactions:

Note payable paid off through issuance of new note payable	$5,751,452

Loan fees paid from note payable proceeds	$248,641

PHG SAN ANTONIO, LLC

NOTES TO FINANCIAL STATEMENTS

NOTE 7 - SUBSEQUENT EVENTS

Subsequent to December 31, 2014, the Company entered into an agreement to sell the hotel to Condor Hospitality Trust, Inc. Upon completion of the sale, Peachtree Hospitality Management, LLC is to remain as the Manager of the hotel.